UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             SEPTEMBER 16, 2002


                       SOUTHERN STATES POWER COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
           (State or Other Jurisdiction of Registrant or Organization)


                333-3074                                 94-3350291
        (Commission File Number)            (I.R.S. Employer Identification No.)


     4505 ALLSTATE DRIVE, SUITE 108
         RIVERSIDE, CALIFORNIA                             92501
(Address of Principal Executive Offices)                 (Zip Code)


                                (909) 367 - 2463
              (Registrant's Telephone Number, Including Area Code)


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ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

     None.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

     None.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

     None.

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     The Company previously requested that the former accountants, Stonefield Josephson, Inc., furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made by the Registrant in its 8-K filed with the Securities and Exchange Commission on September 13, 2002, and, if not, stating the respects in which they do not agree. Attached hereto as Exhibit 16.1 is Stonefield Josephson's response to the Company's request.

ITEM  5.     OTHER  EVENTS

     None.

ITEM  6.     RESIGNATION  AND  APPOINTMENT  OF  OFFICERS  AND  DIRECTORS

     None.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     None.

ITEM  8.     CHANGE  IN  FISCAL  YEAR

     None.

EXHIBITS

16.1 Letter dated September 16, 2002, from Stonefield Josephson, Inc., regarding their concurrence with the statements made by the Registrant in its previous Report.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the dates indicated.


By:  /s/ Harrison A. McCoy, III                       Dated:  September 19, 2002
   ----------------------------------
     Harrison A. McCoy III, CEO,
     President and Director


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